Exhibit 99.1

Investor Contact: Derek Fiebig (954) 769-2227 fiebigd@autonation.com Media Contact: Lisa Rhodes Ryans (954) 769-4120 publicrelations@autonation.com

AutoNation Reports Fourth Quarter and Full Year Results

•Q4 2024 revenue up 8% on a same store basis; EPS $4.64 and adjusted EPS $4.97
•New Vehicle same-store unit sales growth of 12% in Q4, with sequential unit profitability growth
•Used Vehicle same-store gross profit growth of 14% in Q4
•After-Sales and CFS same-store gross profit growth of 5% and 6%, respectively in Q4
•AN Finance originated $1.1 billion of loans during 2024
•Share repurchases of $460 million in 2024 representing a 7% share reduction
•Continued strong balance sheet, leverage reduced sequentially to 2.4X in Q4

FORT LAUDERDALE, Fla., (February 11, 2025) —AutoNation, Inc. (NYSE: AN) today reported fourth quarter 2024 revenue of $7.2 billion, an increase of 8% compared to the same period a year ago on a same store basis. For the quarter, EPS was $4.64 and adjusted EPS was $4.97. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“Our fourth quarter performance reflects the strength of AutoNation’s business model and operations. We achieved double-digit new vehicle unit growth, gaining share in the markets we serve, while also meaningfully increasing used vehicle, Customer Financial Services, and After-Sales gross profit. Further, we continued to expand our AutoNation Finance business and to enhance our loan portfolio, by originating more than $1 billion in loans during 2024 and selling most of the legacy, sub-prime portfolio. We are pleased with our performance, confident in our ability to adapt to changing market conditions, and remain focused on delivering attractive shareholder returns,” said Mike Manley, AutoNation’s Chief Executive Officer.

Operational Summary
Fourth Quarter 2024 compared to the year-ago period:

Selected GAAP Financial Data
($ in millions, except per share data)
	Three Months Ended December 31,
	2024	2023	YoY
Revenue	$7,213.2	$6,767.4	7%
Gross Profit	$1,241.6	$1,215.2	2%
Operating Income	$339.5	$349.9	-3%
Net Income	$186.1	$216.2	-14%
Diluted EPS	$4.64	$5.04	-8%

Same-store Revenue	$7,171.2	$6,660.8	8%
Same-store Gross Profit	$1,234.4	$1,195.4	3%

Same-store New Vehicle Retail Unit Sales	71,434	64,041	12%
Same-store Used Vehicle Retail Unit Sales	63,330	63,831	-1%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Three Months Ended December 31,
	2024	2023	YoY
Adjusted Operating Income	$362.2	$367.7	-1%
Adjusted Net Income	$199.2	$215.5	-8%
Adjusted Diluted EPS	$4.97	$5.02	-1%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables.
•Same-store Revenue – $7.2 billion, increased $510 million or 8% from a year ago, reflecting increased new vehicle unit sales and higher average new vehicle selling prices.
•New Vehicle Revenue - $3.8 billion, an increase of $443 million or 13%.
◦Used Vehicle Revenue - $1.9 billion, an increase of $3 million or relatively flat.
◦After-Sales Revenue - $1.2 billion, an increase of $44 million or 4%.
◦Customer Financial Services Revenue - $363 million, an increase of $20 million or 6%.
•Same-store Gross Profit - $1.2 billion, increased $39 million or 3% from a year ago.
◦New Vehicle Gross Profit - $212 million, a decrease of $23 million reflecting unit profitability of $2,971, compared to $3,665 a year ago, partially offset by a 12% increase in unit sales.
◦Used Vehicle Gross Profit - $103 million, an increase of $13 million reflecting unit profitability of $1,549, compared to $1,462 a year ago, stable unit sales and improved sourcing and pricing effectiveness.
◦After-Sales Gross Profit - $556 million, an increase of $29 million or 5%.
◦Customer Financial Services Gross Profit - $363 million, an increase of $20 million or 6%, reflecting unit profitability of $2,690, compared to $2,682 a year ago, and a 5% increase in retail unit sales.
•SG&A as a Percentage of Gross Profit – 67.1%, or 66.3% on an adjusted basis, up from 65.1% on an adjusted basis in the prior year and down from 67.4% on an adjusted basis from the prior quarter reflecting continued cost discipline.
Segment Results
Segment results(1) for the fourth quarter of 2024 were as follows:
•Domestic – Domestic segment income(2) was $67 million compared to $74 million a year ago, a decrease of 9%. Revenue of $1.9 billion was up 4%.
•Import – Import segment income(2) was $121 million compared to $137 million a year ago, a decrease of 12%. Revenue of $2.1 billion was up 5%.
•Premium Luxury – Premium Luxury segment income(2) was $208 million compared to $195 million a year ago, an increase of 6%. Revenue of $2.9 billion was up 10%.
•AutoNation Finance - AutoNation Finance income was $1 million compared to a loss of $4 million a year ago. Year-over-year results reflect higher net interest margin, continued operating efficiencies, and a gain on third-party loan sales, partially offset by higher non-cash credit provisioning related to significant loan origination growth.

Full Year 2024 compared to the year-ago period:

Selected GAAP Financial Data
($ in millions, except per share data)
	Twelve Months Ended December 31,
	2024	2023	YoY
Revenue	$26,765.4	$26,948.9	-1%
Gross Profit	$4,785.4	$5,131.5	-7%
Operating Income	$1,305.5	$1,651.9	-21%
Net Income	$692.2	$1,021.1	-32%
Diluted EPS	$16.92	$22.74	-26%

Same-store Revenue	$26,201.7	$26,491.9	-1%
Same-store Gross Profit	$4,691.9	$5,044.7	-7%

Same-store New Vehicle Retail Unit Sales	251,642	241,749	4%
Same-store Used Vehicle Retail Unit Sales	254,481	268,010	-5%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Twelve Months Ended December 31,
	2024	2023	YoY
Adjusted Operating Income	$1,348.7	$1,692.5	-20%
Adjusted Net Income	$714.0	$1,032.8	-31%
Adjusted Diluted EPS	$17.46	$23.00	-24%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables.
•Same-store Revenue – $26.2 billion, decreased $290 million or 1% from a year ago.
◦New Vehicle Revenue - $12.9 billion, an increase of $282 million or 2%.
◦Used Vehicle Revenue - $7.4 billion, a decrease of $603 million or 8%.
◦After-Sales Revenue - $4.5 billion, an increase of $111 million or 3%.
◦Customer Financial Services Revenue - $1.3 billion, a decrease of $71 million or 5%.
•Same-store Gross Profit - $4.7 billion, decreased $353 million or 7% from a year ago.
◦New Vehicle Gross Profit - $770 million, a decrease of $283 million reflecting unit profitability of $3,058, compared to $4,355 a year ago, partially offset by a 4% increase in unit sales.
◦Used Vehicle Gross Profit - $430 million, a decrease of $71 million reflecting unit profitability of $1,585, compared to $1,810 a year ago and a 5% decrease in unit sales.
◦After-Sales Gross Profit - $2.2 billion, an increase of $74 million or 4%.
◦Customer Financial Services Gross Profit - $1.3 billion, a decrease of $71 million reflecting unit profitability of $2,622 compared to $2,743 a year ago, and a 1% decrease in retail unit sales.
•SG&A as a Percentage of Gross Profit – 68.2%, or 66.6% on an adjusted basis, reflecting continued cost discipline.
Segment Results
Segment results(1) for the full year 2024 were as follows:
•Domestic - Domestic segment income(2) was $255 million compared to $415 million a year ago, a decrease of 39%. Revenue of $7.1 billion was down 6%.
•Import - Import segment income(2) was $477 million compared to $635 million a year ago, a decrease of 25%. Revenue of $8.2 billion was up 4%.
•Premium Luxury - Premium Luxury segment income(2) was $676 million compared to $837 million a year ago, a decrease of 19%. Revenue of $10.1 billion was down 1%.

•AutoNation Finance - AutoNation Finance loss was $9 million compared to $14 million a year ago. Year-over-year results reflect higher net interest margin and continued operating efficiencies, partially offset by higher non-cash credit provisioning related to significant loan origination growth.

Capital Allocation, Liquidity, and Leverage
For the full year 2024, adjusted cash from operating activities was $1.1 billion, capital expenditures were $329 million, and adjusted free cash flow was $750 million, or 105% of adjusted net income.

During the quarter, AutoNation repurchased 0.6 million shares of common stock for an aggregate purchase price of $104 million. For the full year 2024, AutoNation repurchased 2.9 million shares, or 7% of its shares outstanding at the beginning of the year, for an aggregate purchase price of $460 million, or $161 per share.

As of December 31, 2024, AutoNation had $1.3 billion of liquidity, including $60 million in cash and $1.3 billion of availability under its revolving credit facility, net of commercial paper borrowings. The Company’s covenant leverage ratio was 2.4X at quarter-end and the Company had $3.8 billion of non-vehicle debt outstanding.

The fourth quarter conference call may be accessed by telephone at 833-470-1428 (Conference ID:705922) at 9:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com.

The webcast will also be available on AutoNation’s website following the call under “Events & Presentations.” A playback of the conference call will be available after 12:00 p.m. Eastern Time on February 11, 2025, through March 4, 2025, by calling 866-813-9403 (Conference ID: 834719). Additional information regarding AutoNation’s results can be found in the Investor Presentation available at: investors.autonation.com.
(1)    AutoNation has four reportable segments: Domestic, Import, Premium Luxury, and AutoNation Finance. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Stellantis; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, Hyundai, Subaru, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes-Benz, BMW, Lexus, Audi, and Jaguar Land Rover. AutoNation Finance is our captive auto finance company, which provides indirect financing to qualified retail customers on vehicles we sell and is in the early stages of building its portfolio.
(2)    Segment income for the Domestic, Import, and Premium Luxury reportable segments is defined as operating income less floorplan interest expense and is a non-GAAP measure.
About AutoNation, Inc.
AutoNation, one of the largest automotive retailers in the United States, offers innovative products, exceptional services, and comprehensive solutions, and empowers its customers to make the best decisions for their needs. With a nationwide network of dealerships strengthened by a recognized brand, we offer a wide variety of new and used vehicles, customer financing, parts, and expert maintenance and repair services. Through DRV PNK, we have raised over $40 million for cancer-related causes, demonstrating our commitment to making a positive difference in the lives of our Associates, Customers, and the communities we serve.

Please visit www.autonation.com, investors.autonation.com, and www.x.com/autonation, where AutoNation discloses additional information about the Company, its business, and its results of operations. Please also visit www.autonationdrive.com, AutoNation's automotive blog, for information regarding the AutoNation community, the automotive industry, and current automotive news and trends.
NON-GAAP FINANCIAL MEASURES
This news release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company's disclosure, provide a meaningful presentation of the Company's results excluding the impact of items not related to the Company's ongoing core business operations, and improve the period-to-period comparability of the Company's results from its core business operations. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.
FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as "anticipates," "expects," “estimates,” "intends," "goals," "targets," "projects," "plans," "believes," "continues," "may," "will," "could," and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, and investments, including AutoNation Finance, statements regarding our expectations for shareholder returns and the future performance of our business and the automotive retail industry, including during 2025, and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: our ability to implement successfully our strategic acquisitions, initiatives, partnerships, and investments, including our investments in digital and online capabilities and mobility solutions; our ability to maintain or improve gross profit margins; our ability to maintain or gain market share; legal, reputational, and financial risks resulting from cyber incidents and the potential impact on our operating results; the receipt of any insurance or other recoveries in connection with any cyber incidents; our ability to successfully implement and maintain expense controls; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; economic conditions, including changes in unemployment, interest, and/or inflation rates, consumer demand, fuel prices, and tariffs; our ability to acquire and integrate successfully new acquisitions; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for franchise acquisitions; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; regulatory factors affecting our business, including fuel economy requirements; the announcement of safety recalls; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue:
New vehicle	$3,775.2	$3,366.9	$13,048.2	$12,767.4
Used vehicle	1,911.3	1,905.8	7,719.9	8,198.5
Parts and service	1,154.2	1,141.2	4,614.6	4,533.7
Finance and insurance, net	366.0	347.4	1,360.1	1,418.8
Other	6.5	6.1	22.6	30.5
Total revenue	7,213.2	6,767.4	26,765.4	26,948.9
Cost of sales:
New vehicle	3,563.1	3,130.4	12,272.7	11,705.6
Used vehicle	1,806.9	1,814.3	7,281.4	7,690.5
Parts and service	595.8	601.3	2,405.6	2,394.4
Other	5.8	6.2	20.3	26.9
Total cost of sales	5,971.6	5,552.2	21,980.0	21,817.4
Gross profit	1,241.6	1,215.2	4,785.4	5,131.5
AutoNation Finance Income (Loss)	1.2	(4.4)	(9.3)	(13.9)
Selling, general, and administrative expenses	833.7	808.3	3,263.9	3,253.2
Depreciation and amortization	61.2	57.4	240.7	220.5
Franchise rights impairment	12.5	—	12.5	—
Other income, net(1)	(4.1)	(4.8)	(46.5)	(8.0)
Operating income	339.5	349.9	1,305.5	1,651.9
Non-operating income (expense) items:
Floorplan interest expense	(55.1)	(46.5)	(218.9)	(144.7)
Other interest expense	(43.4)	(45.5)	(179.7)	(181.4)
Other income, net(2)	0.8	19.8	9.8	24.4
Income from continuing operations before income taxes	241.8	277.7	916.7	1,350.2
Income tax provision	55.7	61.5	224.5	330.0
Net income from continuing operations	186.1	216.2	692.2	1,020.2
Income from discontinued operations, net of income taxes	—	—	—	0.9
Net income	$186.1	$216.2	$692.2	$1,021.1
Diluted earnings per share(3):
Continuing operations	$4.64	$5.04	$16.92	$22.72
Discontinued operations	$—	$—	$—	$0.02
Net income	$4.64	$5.04	$16.92	$22.74
Weighted average common shares outstanding	40.1	42.9	40.9	44.9
Common shares outstanding, net of treasury stock, at period end	39.0	41.6	39.0	41.6
(1)Includes net gains on business/property divestitures and legal settlements, and asset impairments.
(2)Includes gains related to changes in the cash surrender value of corporate-owned life insurance for deferred compensation plan participants, net of gains and losses on minority equity investments.
(3)Earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024	2023	$ Variance	% Variance	2024	2023	$ Variance	% Variance
Revenue:
New vehicle	$3,775.2	$3,366.9	$408.3	12.1	$13,048.2	$12,767.4	$280.8	2.2
Retail used vehicle	1,758.1	1,781.1	(23.0)	(1.3)	7,076.8	7,639.5	(562.7)	(7.4)
Wholesale	153.2	124.7	28.5	22.9	643.1	559.0	84.1	15.0
Used vehicle	1,911.3	1,905.8	5.5	0.3	7,719.9	8,198.5	(478.6)	(5.8)
Finance and insurance, net	366.0	347.4	18.6	5.4	1,360.1	1,418.8	(58.7)	(4.1)
Total variable operations	6,052.5	5,620.1	432.4	7.7	22,128.2	22,384.7	(256.5)	(1.1)
Parts and service	1,154.2	1,141.2	13.0	1.1	4,614.6	4,533.7	80.9	1.8
Other	6.5	6.1	0.4		22.6	30.5	(7.9)
Total revenue	$7,213.2	$6,767.4	$445.8	6.6	$26,765.4	$26,948.9	$(183.5)	(0.7)
Gross profit:
New vehicle	$212.1	$236.5	$(24.4)	(10.3)	$775.5	$1,061.8	$(286.3)	(27.0)
Retail used vehicle	99.7	94.8	4.9	5.2	414.4	493.1	(78.7)	(16.0)
Wholesale	4.7	(3.3)	8.0		24.1	14.9	9.2
Used vehicle	104.4	91.5	12.9	14.1	438.5	508.0	(69.5)	(13.7)
Finance and insurance	366.0	347.4	18.6	5.4	1,360.1	1,418.8	(58.7)	(4.1)
Total variable operations	682.5	675.4	7.1	1.1	2,574.1	2,988.6	(414.5)	(13.9)
Parts and service	558.4	539.9	18.5	3.4	2,209.0	2,139.3	69.7	3.3
Other	0.7	(0.1)	0.8		2.3	3.6	(1.3)
Total gross profit	1,241.6	1,215.2	26.4	2.2	4,785.4	5,131.5	(346.1)	(6.7)
AutoNation Finance income (loss)	1.2	(4.4)	5.6		(9.3)	(13.9)	4.6
Selling, general, and administrative expenses	833.7	808.3	(25.4)	(3.1)	3,263.9	3,253.2	(10.7)	(0.3)
Depreciation and amortization	61.2	57.4	(3.8)		240.7	220.5	(20.2)
Franchise rights impairment	12.5	—	(12.5)		12.5	—	(12.5)
Other (income) expense, net	(4.1)	(4.8)	(0.7)		(46.5)	(8.0)	38.5
Operating income	339.5	349.9	(10.4)	(3.0)	1,305.5	1,651.9	(346.4)	(21.0)
Non-operating income (expense) items:
Floorplan interest expense	(55.1)	(46.5)	(8.6)		(218.9)	(144.7)	(74.2)
Other interest expense	(43.4)	(45.5)	2.1		(179.7)	(181.4)	1.7
Other income (loss), net	0.8	19.8	(19.0)		9.8	24.4	(14.6)
Income from continuing operations before income taxes	$241.8	$277.7	$(35.9)	(12.9)	$916.7	$1,350.2	$(433.5)	(32.1)
Retail vehicle unit sales:
New	71,434	64,748	6,686	10.3	254,715	244,546	10,169	4.2
Used	64,829	65,151	(322)	(0.5)	265,908	274,019	(8,111)	(3.0)
	136,263	129,899	6,364	4.9	520,623	518,565	2,058	0.4
Revenue per vehicle retailed:
New	$52,849	$52,000	$849	1.6	$51,227	$52,209	$(982)	(1.9)
Used	$27,119	$27,338	$(219)	(0.8)	$26,614	$27,879	$(1,265)	(4.5)
Gross profit per vehicle retailed:
New	$2,969	$3,653	$(684)	(18.7)	$3,045	$4,342	$(1,297)	(29.9)
Used	$1,538	$1,455	$83	5.7	$1,558	$1,800	$(242)	(13.4)
Finance and insurance	$2,686	$2,674	$12	0.4	$2,612	$2,736	$(124)	(4.5)
Total variable operations(1)	$4,974	$5,225	$(251)	(4.8)	$4,898	$5,734	$(836)	(14.6)
(1)Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024 (%)	2023 (%)	2024 (%)	2023 (%)
Revenue mix percentages:
New vehicle	52.3	49.8	48.8	47.4
Used vehicle	26.5	28.2	28.8	30.4
Parts and service	16.0	16.9	17.2	16.8
Finance and insurance, net	5.1	5.1	5.1	5.3
Other	0.1	—	0.1	0.1
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	17.1	19.5	16.2	20.7
Used vehicle	8.4	7.5	9.2	9.9
Parts and service	45.0	44.4	46.2	41.7
Finance and insurance	29.5	28.6	28.4	27.6
Other	—	—	—	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	5.6	7.0	5.9	8.3
Used vehicle - retail	5.7	5.3	5.9	6.5
Parts and service	48.4	47.3	47.9	47.2
Total	17.2	18.0	17.9	19.0
Selling, general, and administrative expenses	11.6	11.9	12.2	12.1
Operating income	4.7	5.2	4.9	6.1
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	67.1	66.5	68.2	63.4
Operating income	27.3	28.8	27.3	32.2

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024	2023	$ Variance	% Variance	2024	2023	$ Variance	% Variance
Revenue:
Domestic	$1,869.3	$1,802.7	$66.6	3.7	$7,140.3	$7,573.2	$(432.9)	(5.7)
Import	2,112.4	2,016.7	95.7	4.7	8,156.9	7,880.9	276.0	3.5
Premium luxury	2,900.6	2,644.9	255.7	9.7	10,139.9	10,266.4	(126.5)	(1.2)
Total Franchised Dealerships	6,882.3	6,464.3	418.0	6.5	25,437.1	25,720.5	(283.4)	(1.1)
Corporate and other	330.9	303.1	27.8	9.2	1,328.3	1,228.4	99.9	8.1
Total consolidated revenue	$7,213.2	$6,767.4	$445.8	6.6	$26,765.4	$26,948.9	$(183.5)	(0.7)

Segment income(1):
Domestic	$67.0	$73.9	$(6.9)	(9.3)	$254.9	$415.4	$(160.5)	(38.6)
Import	120.5	136.9	(16.4)	(12.0)	476.6	635.0	(158.4)	(24.9)
Premium luxury	207.6	195.3	12.3	6.3	675.7	836.5	(160.8)	(19.2)
Total Franchised Dealerships	395.1	406.1	(11.0)	(2.7)	1,407.2	1,886.9	(479.7)	(25.4)
AutoNation Finance income (loss)	1.2	(4.4)	5.6		(9.3)	(13.9)	4.6
Corporate and other	(111.9)	(98.3)	(13.6)		(311.3)	(365.8)	54.5
Add: Floorplan interest expense	55.1	46.5	8.6		218.9	144.7	74.2
Operating income	$339.5	$349.9	$(10.4)	(3.0)	$1,305.5	$1,651.9	$(346.4)	(21.0)
(1)Segment income for the Domestic, Import, and Premium Luxury reportable segments is a non-GAAP measure and is defined as operating income less floorplan interest expense.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024	2023	Variance	% Variance	2024	2023	Variance	% Variance
Retail new vehicle unit sales:
Domestic	19,200	16,361	2,839	17.4	69,268	67,471	1,797	2.7
Import	31,080	29,566	1,514	5.1	116,242	108,068	8,174	7.6
Premium luxury	21,154	18,821	2,333	12.4	69,205	69,007	198	0.3
	71,434	64,748	6,686	10.3	254,715	244,546	10,169	4.2

Retail used vehicle unit sales:
Domestic	17,673	19,638	(1,965)	(10.0)	74,851	84,552	(9,701)	(11.5)
Import	21,573	21,905	(332)	(1.5)	90,761	91,146	(385)	(0.4)
Premium luxury	18,827	17,925	902	5.0	73,435	75,334	(1,899)	(2.5)
Other	6,756	5,683	1,073	18.9	26,861	22,987	3,874	16.9
	64,829	65,151	(322)	(0.5)	265,908	274,019	(8,111)	(3.0)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024 (%)	2023 (%)	2024 (%)	2023 (%)
Domestic:
Ford, Lincoln	11.2	9.7	11.1	10.6
Chevrolet, Buick, Cadillac, GMC	10.6	9.4	10.8	10.1
Chrysler, Dodge, Jeep, Ram	5.1	6.2	5.3	6.9
Domestic total	26.9	25.3	27.2	27.6
Import:
Toyota	20.2	21.4	20.6	19.4
Honda	11.8	12.4	13.0	12.7
Nissan	1.3	1.8	1.7	2.1
Hyundai	3.5	3.3	3.6	3.4
Subaru	3.8	3.8	3.8	3.6
Other Import	2.9	2.9	2.9	3.0
Import total	43.5	45.6	45.6	44.2
Premium Luxury:
Mercedes-Benz	9.8	8.9	9.1	9.2
BMW	10.4	10.1	9.0	9.4
Lexus	3.5	3.6	3.5	3.2
Audi	2.0	2.8	2.0	2.7
Jaguar Land Rover	2.2	1.7	2.0	1.7
Other Premium Luxury	1.7	2.0	1.6	2.0
Premium Luxury total	29.6	29.1	27.2	28.2
	100.0	100.0	100.0	100.0

AutoNation Finance	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	$ Variance	2024	2023	$ Variance
Interest margin:
Interest and fee income	$37.2	$19.1	$18.1	$118.4	$84.0	$34.4
Interest expense	(12.7)	(6.1)	(6.6)	(39.8)	(20.8)	(19.0)
Total interest margin	24.5	13.0	11.5	78.6	63.2	15.4
Provision for credit losses	(21.2)	(9.8)	(11.4)	(57.5)	(45.9)	(11.6)
Total interest margin after provision for loan losses	3.3	3.2	0.1	21.1	17.3	3.8
Direct expenses(1)	(9.5)	(7.6)	(1.9)	(37.8)	(39.3)	1.5
Gain on sale of auto loans receivable	7.4	—	7.4	7.4	8.1	(0.7)
AutoNation Finance income (loss)	$1.2	$(4.4)	$5.6	$(9.3)	$(13.9)	$4.6

(1) Direct expenses are comprised primarily of compensation expenses and loan administration costs incurred by our auto finance company.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Expenditures / Stock Repurchases	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Capital expenditures	$66.3	$124.3	$328.5	$410.3
Cash paid for acquisitions, net of cash acquired	$—	$0.3	$—	$271.4
Cash received from divestitures, net of cash relinquished	$—	$23.2	$156.0	$23.2
Stock repurchases:
Aggregate purchase price (1)	$104.4	$151.2	$460.0	$863.6
Shares repurchased (in millions)	0.6	1.1	2.9	6.4

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	$ Variance	2024	2023	$ Variance
Floorplan assistance earned (included in cost of sales)	$35.2	$33.7	$1.5	$136.8	$125.8	$11.0
New vehicle floorplan interest expense	(53.3)	(43.0)	(10.3)	(210.6)	(132.1)	(78.5)
Net new vehicle inventory carrying expense	$(18.1)	$(9.3)	$(8.8)	$(73.8)	$(6.3)	$(67.5)

Balance Sheet and Other Highlights	December 31, 2024	December 31, 2023
Cash and cash equivalents	$59.8	$60.8
Inventory	$3,360.0	$3,033.4
Floorplan notes payable	$3,709.7	$3,382.4
Non-recourse debt	$826.0	$258.4
Non-vehicle debt	$3,762.1	$4,030.3
Equity	$2,457.3	$2,211.4

New days supply (industry standard of selling days)	39 days	36 days
Used days supply (trailing calendar month days)	37 days	39 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.45x
Covenant	less than or equal to	3.75x

Interest coverage ratio		4.24x
Covenant	greater than or equal to	3.00x
(1)    Excludes excise tax accrual under Inflation Reduction Act.
(2)    Calculated in accordance with our credit agreement as filed with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Three Months Ended December 31,
	Operating Income		Income from Continuing Operations Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
From continuing operations, as reported	$339.5	$349.9	$241.8	$277.7	$55.7	$61.5	23.0%	22.1%	$186.1	$216.2
Discontinued operations, net of income taxes									—	—
As reported									186.1	216.2	$4.64	$5.04
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation plans(4)	(1.3)	11.2	—	—	—	—			—	—	$—	$—
Net loss (gain) on equity investments	—	—	—	(7.5)	—	(1.8)			—	(5.7)	$—	$(0.13)
Self-insurance related losses(5)	6.0	—	6.0	—	1.5	—			4.5	—	$0.11	$—
Severance expenses	5.5	6.6	5.5	6.6	1.3	1.6			4.2	5.0	$0.10	$0.12
Franchise rights impairment	12.5	—	12.5	—	3.1	—			9.4	—	$0.23	$—
Income tax adjustments	—	—	—	—	5.0	—			(5.0)	—	$(0.12)	$—
Adjusted	$362.2	$367.7	$265.8	$276.8	$66.6	$61.3	25.1%	22.1%	$199.2	$215.5	$4.97	$5.02

	Three Months Ended December 31,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2024	2023	2024	2023
As reported	$833.7	$808.3	67.1	66.5
Excluding:
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation plans	(1.3)	11.2
Self-insurance related losses	6.0	—
Severance expenses	5.5	6.6
Adjusted	$823.5	$790.5	66.3	65.1
(1)Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)Increases and decreases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains and losses, respectively, related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, net impact to net income and earnings per share is de minimis. Gains and losses related to the COLI are recorded in non-operating Other Income (Loss), Net.
(5)Primarily related to losses from weather-related catastrophes and associated costs.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Twelve Months Ended December 31,
	Operating Income		Income from Continuing Operations Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
From continuing operations, as reported	$1,305.5	$1,651.9	$916.7	$1,350.2	$224.5	$330.0	24.5%	24.4%	$692.2	$1,020.2
Discontinued operations, net of income taxes									—	0.9
As reported									692.2	1,021.1	$16.92	$22.74
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation plans(4)	15.0	17.5	—	—	—	—			—	—	$—	$—
Net loss (gain) on equity investments	—	—	6.7	(7.5)	1.6	(1.8)			5.1	(5.7)	$0.12	$(0.13)
One-time costs associated with CDK outage(5)	42.8	—	42.8	—	10.5	—			32.3	—	$0.79	$—
Self-insurance related losses(6)	11.7	16.5	11.7	16.5	2.9	4.1			8.8	12.4	$0.22	$0.28
Severance expenses	5.5	6.6	5.5	6.6	1.3	1.6			4.2	5.0	$0.10	$0.11
Income tax adjustments	—	—	—	—	5.0	—			(5.0)	—	$(0.12)	$—
Franchise rights impairment	12.5	—	12.5	—	3.1	—			9.4	—	$0.23	$—
Business/property-related items:
Net gains on dispositions, net of asset impairments	(46.7)	—	(46.7)	—	(11.4)	—			(35.3)	—	$(0.86)	$—
Loss from operations resulting from dispositions	2.4	—	3.0	—	0.7	—			2.3	—	$0.06	$—
Adjusted	$1,348.7	$1,692.5	$952.2	$1,365.8	$238.2	$333.9	25.0%	24.4%	$714.0	$1,032.8	$17.46	$23.00

	Twelve Months Ended December 31,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2024	2023	2024	2023
As reported	$3,263.9	$3,253.2	68.2	63.4
Excluding:
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation plans	15.0	17.5
One-time costs associated with CDK outage	42.8	—
Self-insurance related losses	11.7	16.5
Severance expenses	5.5	6.6
Adjusted	$3,188.9	$3,212.6	66.6	62.6
(1)Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)Increases and decreases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains and losses, respectively, related to changes in the cash surrender value of corporate-owned life insurance (“COLI”) for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, net impact to net income and earnings per share is de minimis. Gains and losses related to the COLI are recorded in non-operating Other Income (Loss), Net.
(5)Represents certain one-time costs incurred associated with the CDK outage, principally consisting of compensation paid to commission-based associates to ensure business continuity.
(6)Primarily related to losses from weather-related catastrophes and associated costs.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Free Cash Flow	Twelve Months Ended December 31,
	2024	2023
Net cash provided by operating activities	$314.7	$724.0
Net proceeds from (payments of) vehicle floorplan - non-trade	(113.5)	425.3
Increase in auto loans receivable, net	877.1	229.9
Adjusted cash provided by operating activities	1,078.3	1,379.2
Capital expenditures	(328.5)	(410.3)
Adjusted free cash flow	$749.8	$968.9
Adjusted net income	$714.0	$1,032.8
Adjusted free cash flow conversion %	105	94

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024	2023	$ Variance	% Variance	2024	2023	$ Variance	% Variance
Revenue:
New vehicle	$3,775.2	$3,331.8	$443.4	13.3	$12,909.0	$12,627.3	$281.7	2.2
Retail used vehicle	1,727.3	1,750.8	(23.5)	(1.3)	6,826.2	7,495.5	(669.3)	(8.9)
Wholesale	149.2	122.8	26.4	21.5	613.6	547.6	66.0	12.1
Used vehicle	1,876.5	1,873.6	2.9	0.2	7,439.8	8,043.1	(603.3)	(7.5)
Finance and insurance, net	362.5	343.0	19.5	5.7	1,326.9	1,398.1	(71.2)	(5.1)
Total variable operations	6,014.2	5,548.4	465.8	8.4	21,675.7	22,068.5	(392.8)	(1.8)
Parts and service	1,150.6	1,106.3	44.3	4.0	4,503.5	4,393.0	110.5	2.5
Other	6.4	6.1	0.3		22.5	30.4	(7.9)
Total revenue	$7,171.2	$6,660.8	$510.4	7.7	$26,201.7	$26,491.9	$(290.2)	(1.1)

Gross profit:
New vehicle	$212.2	$234.7	$(22.5)	(9.6)	$769.5	$1,052.9	$(283.4)	(26.9)
Retail used vehicle	98.1	93.3	4.8	5.1	403.3	485.0	(81.7)	(16.8)
Wholesale	5.1	(2.8)	7.9		26.8	15.7	11.1
Used vehicle	103.2	90.5	12.7	14.0	430.1	500.7	(70.6)	(14.1)
Finance and insurance	362.5	343.0	19.5	5.7	1,326.9	1,398.1	(71.2)	(5.1)
Total variable operations	677.9	668.2	9.7	1.5	2,526.5	2,951.7	(425.2)	(14.4)
Parts and service	556.0	527.4	28.6	5.4	2,163.3	2,089.4	73.9	3.5
Other	0.5	(0.2)	0.7		2.1	3.6	(1.5)
Total gross profit	$1,234.4	$1,195.4	$39.0	3.3	$4,691.9	$5,044.7	$(352.8)	(7.0)

Retail vehicle unit sales:
New	71,434	64,041	7,393	11.5	251,642	241,749	9,893	4.1
Used	63,330	63,831	(501)	(0.8)	254,481	268,010	(13,529)	(5.0)
	134,764	127,872	6,892	5.4	506,123	509,759	(3,636)	(0.7)

Revenue per vehicle retailed:
New	$52,849	$52,026	$823	1.6	$51,299	$52,233	$(934)	(1.8)
Used	$27,275	$27,429	$(154)	(0.6)	$26,824	$27,967	$(1,143)	(4.1)

Gross profit per vehicle retailed:
New	$2,971	$3,665	$(694)	(18.9)	$3,058	$4,355	$(1,297)	(29.8)
Used	$1,549	$1,462	$87	6.0	$1,585	$1,810	$(225)	(12.4)
Finance and insurance	$2,690	$2,682	$8	0.3	$2,622	$2,743	$(121)	(4.4)
Total variable operations(1)	$4,992	$5,247	$(255)	(4.9)	$4,939	$5,760	$(821)	(14.3)

(1)Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024 (%)	2023 (%)	2024 (%)	2023 (%)
Revenue mix percentages:
New vehicle	52.6	50.0	49.3	47.7
Used vehicle	26.2	28.1	28.4	30.4
Parts and service	16.0	16.6	17.2	16.6
Finance and insurance, net	5.1	5.1	5.1	5.3
Other	0.1	0.2	—	—
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	17.2	19.6	16.4	20.9
Used vehicle	8.4	7.6	9.2	9.9
Parts and service	45.0	44.1	46.1	41.4
Finance and insurance	29.4	28.7	28.3	27.7
Other	—	—	—	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	5.6	7.0	6.0	8.3
Used vehicle - retail	5.7	5.3	5.9	6.5
Parts and service	48.3	47.7	48.0	47.6
Total	17.2	17.9	17.9	19.0